                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF

                      AQUAPENN SPRING WATER COMPANY, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 6, 1998
                                       OF
                            ZONEO ACQUISITION CORP.
                           AN INDIRECT SUBSIDIARY OF

                                 GROUPE DANONE
 -----------------------------------------------------------------------------
       THE OFFER, PRORATION PERIOD (IF APPLICABLE) AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON DECEMBER 7, 1998, UNLESS THE
                               OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

                   BY MAIL:                              BY HAND/OVERNIGHT DELIVERY:

             Wall Street Station                                Receive Window
                P.O. Box 1023                                 Wall Street Plaza
        New York, New York 10268-1023                    88 Pine Street, 19(th) Floor
                                                           New York, New York 10005

                                 BY FACSIMILE:
                                 (212) 701-7636

                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT
                          CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by shareholders either if certificates evidencing Shares (as defined below) are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase (as defined below). DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

    A shareholder who desires to tender Shares and whose certificates evidencing such Shares ("Share Certificates") are not immediately available, or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Proration; Expiration Date" of the Offer to Purchase) or who cannot comply with the procedure for delivery by book-entry transfer on a timely basis, may tender such Shares by following the procedure for guaranteed delivery set forth in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. See Instruction 2.

/ / CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:
Name of Tendering Institution __________________________________________________
Account Number _________________________________________________________________
Transaction Code Number ________________________________________________________

/ / CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:
Name(s) of Registered Holder(s) ________________________________________________
Window Ticket No. (if any) _____________________________________________________
Date of Execution of Notice of Guaranteed Delivery _____________________________ Name of Institution that Guaranteed Delivery ___________________________________

If delivery is by book-entry transfer, give the following:
DTC Account Number _____________________________________________________________
Transaction Code Number ________________________________________________________

----------------------------------------------------------------------------------------------------
                                   DESCRIPTION OF SHARES TENDERED
----------------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)       SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)          (ATTACH ADDITIONAL LIST, IF NECESSARY)
                   APPEAR(S)
           ON SHARE CERTIFICATE(S))
-----------------------------------------------------------------------------------------------------
                                                                   TOTAL NUMBER OF
                                                                   SHARES EVIDENCED
                                                      SHARE               BY            NUMBER OF
                                                   CERTIFICATE          SHARE             SHARES
                                                    NUMBER(S)*     CERTIFICATE(S)*      TENDERED**
-----------------------------------------------------------------------------------------------------

                                                 ----------------------------------------------------

                                                 ----------------------------------------------------

                                                 ----------------------------------------------------
                                                   TOTAL SHARES

-----------------------------------------------------------------------------------------------------
  *  Need not be completed by shareholders delivering Shares by book-entry transfer.
  ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share
     Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

----------------------------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Zoneo Acquisition Corp., a Pennsylvania corporation (the "Purchaser") and an indirect subsidiary of Groupe Danone, a French SOCIETE ANONYME the ("Parent"), the above-described shares of Common Stock, no par value, of AquaPenn Spring Water Company, Inc., a Pennsylvania corporation (the "Company") (all shares of such Common Stock from time to time outstanding being, collectively, the "Shares"), pursuant to the Purchaser's offer to purchase all Shares, at $13.00 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 6, 1998 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of the Shares tendered herewith, in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby and all dividends, distributions (including, without limitation, distributions of additional Shares) and rights declared, paid or distributed in respect of such Shares on or after November 2, 1998 (collectively, "Distributions") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Distributions, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Share Certificates evidencing such Shares and all Distributions, or transfer ownership of such Shares and all Distributions on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares and all Distributions for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Distributions, all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints Mark Rodriguez and Emmanuel Faber and each of them, as the attorneys and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper and otherwise act (by written consent or otherwise) with respect to all the Shares tendered hereby which have been accepted for payment by the Purchaser prior to the time of such vote or other action and all Shares and other securities issued in Distributions in respect of such Shares, which the undersigned is entitled to vote at any meeting of shareholders of the Company (whether annual or special and whether or not an adjourned or postponed meeting) or consent in lieu of any such meeting or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby, is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with other terms of the Offer. Such acceptance for payment shall revoke all other proxies and powers of attorney granted by the undersigned at any time with respect to such Shares (and all Shares and other securities issued in Distributions in respect of such Shares), and no subsequent proxy or power of attorney shall be given or written consent executed (and if given or executed, shall not be effective) by the undersigned with respect thereto. The undersigned understands that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance of such Shares for payment, the Purchaser must be able to exercise full voting and other rights with respect to such Shares, including, without limitation, voting at any meeting of the Company's shareholders then scheduled.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Distributions, that when such Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto and to all Distributions, free and clear of all liens, restriction, charges and encumbrances, and that none of such Shares and Distributions will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Distributions. In addition, the undersigned shall remit and transfer promptly to the Depositary for the account of the Purchaser all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of each such Distribution and may withhold the entire purchase price of the Shares tendered hereby, or deduct from such purchase price, the amount or value of such Distribution as determined by the Purchaser in its sole discretion.

    No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that tenders of Shares pursuant to any one of the procedures described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer. The Purchaser's acceptance of such Shares for payment will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer. The undersigned further understands that any Shares held prior to January 28, 1998 are subject to the 0.6008-for-one reverse stock split that was effective on January 28, 1998.

    Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please issue the check for the purchase price of all Shares purchased, and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of the registered holder(s) appearing above under "Description of Shares Tendered." Similarly, unless otherwise indicated in the box entitled "Special Delivery Instructions," please mail the check for the purchase price of all Shares purchased and all Share Certificates evidencing Shares not tendered or not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under "Description of Shares Tendered." In the event that the boxes entitled "Special Payment Instructions" and "Special Delivery Instructions" are both completed, please issue the check for the purchase price of all Shares purchased and return all Share Certificates evidencing Shares not purchased or not tendered in the name(s) of, and mail such check and Share Certificates to, the person(s) so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased by crediting the account at DTC. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not purchase any of the Shares tendered hereby.

------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if Shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.
  Issue                 / / Check                 / / Share Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)
  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

  / / Credit Shares delivered by book-entry transfer and not purchased to the account set forth below:

  DTC Account Number: ________________________________________________________
  ----------------------------------------------------
  ----------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if the check for the purchase price of Shares purchased or Share Certificates evidencing Shares not tendered or not purchased are to be mailed to someone other than the undersigned, or the undersigned at an address other than that shown under "Description of Shares Tendered."

  Issue                 / / Check                 / / Share Certificate(s) to:

  Name: ______________________________________________________________________
                                 (PLEASE PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                                                                   (ZIP CODE)

   __________________________________________________________________________
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

------------------------------------------------------------

--------------------------------------------------------------------------------

                                   IMPORTANT

                            SHAREHOLDERS: SIGN HERE

                (PLEASE COMPLETE SUBSTITUTE FORM W-9 ON REVERSE)

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)
  Dated: ______________,199_

  (Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificates or on a security position listing by a person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5).

  Name(s): ___________________________________________________________________

  ____________________________________________________________________________
                                  PLEASE PRINT

  Capacity (full title): _____________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                                INCLUDE ZIP CODE

  Area Code and Telephone No.: (   )__________________________________________

  Taxpayer Identification or Social Security No.: ____________________________

                   (SEE SUBSTITUTE FORM W-9 ON REVERSE SIDE)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

                     FOR USE BY FINANCIAL INSTITUTION ONLY.
                    FINANCIAL INSTITUTIONS: PLACE MEDALLION
                           GUARANTEE IN SPACE BELOW.

  ----------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member in good standing of the Security Transfer Agent Medallion Signature Guarantee Program, or by any other "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) completed neither the box entitled "Special Payment Instructions" nor the box entitled "Special Delivery Instructions" on the reverse hereof or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARE CERTIFICATES. This Letter of Transmittal is to be used either if Share Certificates are to be forwarded herewith or if Shares are to be delivered by book-entry transfer pursuant to the procedure set forth in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the reverse hereof prior to the Expiration Date (as defined in "Section 1. Terms of the Offer; Proration; Expiration Date" of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the Share Certificates evidencing all physically delivered Shares in proper form for transfer by delivery, or a confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of all Shares delivered by book-entry transfer, in each case together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message (as defined in "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase)), and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange, Inc. ("NYSE") trading days after the date of execution of such Notice of Guaranteed Delivery, all as described in "Section 3. Procedure for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

    THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. By execution of this Letter of Transmittal (or a facsimile hereof), all tendering shareholders waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein under "Description of Shares Tendered" is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate schedule and attached hereto.

    4. PARTIAL TENDERS (NOT APPLICABLE TO SHAREHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Share Certificate delivered to the Depositary herewith are to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the Share Certificates delivered to the Depositary herewith will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled "Special Delivery Instructions" on the reverse hereof, as soon as practicable after the expiration or termination of the Offer. All Shares evidenced by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates evidencing such Shares without alteration, enlargement or any other change whatsoever.

    If any Share tendered hereby is owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

    If any of the Shares tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required, unless payment is to be made to, or Share Certificates evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), in which case, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such Share Certificate(s) and stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay all stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price of any Shares purchased is to be made to, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued in the name of, a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price of such Shares purchased, unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Shares Tendered" on the reverse hereof, the appropriate boxes on the reverse of this Letter of Transmittal must be completed. Shareholders delivering Shares tendered hereby by book-entry transfer may request that Shares not purchased be credited to such account maintained at DTC as such shareholder may designate in the box entitled "Special Payment Instructions" on the reverse hereof. If no such instructions are given, all such Shares not purchased will be returned by crediting the account at DTC designated on the reverse hereof as the account from which such Shares were delivered.

    8. QUESTIONS AND REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at its addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or the Dealer Manager.

    9. SUBSTITUTE FORM W-9. Each tendering shareholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN") on the Substitute Form W-9 which is provided under "Important Tax Information" below, and to certify, under penalty of perjury, that such number is correct and that such shareholder is not subject to backup withholding of federal income tax. If a tendering shareholder has been notified by the Internal Revenue Service that such shareholder is subject to backup withholding, such shareholder must cross out item (2) of the Certification box of the Substitute Form W-9, unless such shareholder has since been notified by the Internal Revenue Service that such shareholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering shareholder to 31% federal income tax withholding on the payment of the purchase price of all Shares purchased from such shareholder. If the tendering shareholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such shareholder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% on all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

    IMPORTANT: THIS LETTER OF TRANSMITTAL OR FACSIMILE HEREOF, PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES (OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE) AND SHARE CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE (AS DEFINED IN THE OFFER TO PURCHASE).

                           IMPORTANT TAX INFORMATION

    Under the federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide the Depositary (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If the Depositary is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding of 31%. In addition, if a shareholder makes a false statement that results in no imposition of backup withholding, and there was no reasonable basis for making such statement, a $500 penalty may also be imposed by the Internal Revenue Service.

    Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement (Internal Revenue Service Form W-8), signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for exemption from backup withholding and the procedure for obtaining such exemption.

    If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

    To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the Offer, the shareholder is required to notify the Depositary of such shareholder's correct TIN by completing the form below certifying that the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN), and that (i) such shareholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

    The shareholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price to such shareholder until a TIN is provided to the Depositary.

                 PAYER'S NAME: HARRIS TRUST COMPANY OF NEW YORK

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---------------------------------------------------------------------------------------------------
           SUBSTITUTE             PART 1--Taxpayer Identification          ----------------
            FORM W-9              Number--For all accounts, enter       Social Security Number
  Payer's Request for Taxpayer    your taxpayer identification           OR ----------------
  Identification Number (TIN)     number in the box at right.       Employer Identification Number
                                  (For most individuals, this is        (If awaiting TIN write
                                  your social security number. If           "Applied For")
                                  you do not have a number, see
                                  Obtaining a Number in the
                                  enclosed Guidelines.) Certify
                                  by signing and dating below.
                                  Note: If the account is in more
                                  than one name, see the chart in
                                  the enclosed Guidelines to
                                  determine which number to give
                                  the payer.
---------------------------------------------------------------------------------------------------
                                  PART II--For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.
                                  -----------------------------------------------------------------
 CERTIFICATION--Under penalty of perjury, I certify that:
 (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
 (2) I am not subject to backup withholding either because I have not been notified by the Internal
     Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed GUIDELINES.)
---------------------------------------------------------------------------------------------------

 SIGNATURE -------------------------------------------------------- DATE-------------------- ,199
---------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                        THE DEPOSITARY FOR THE OFFER IS:

                        HARRIS TRUST COMPANY OF NEW YORK

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                     BY MAIL:                                  BY HAND/OVERNIGHT DELIVERY:
               Wall Street Station                                    Receive Window
                  P.O. Box 1023                                     Wall Street Plaza
          New York, New York 10268-1023                        88 Pine Street, 19(th) Floor
                                                                 New York, New York 10005

                                 BY FACSIMILE:
                                 (212) 701-7636

                             CONFIRM BY TELEPHONE:
                                 (212) 701-7624

    Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of this Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent or Dealer Manager. A shareholder may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                                156 Fifth Avenue
                               New York, NY 10010

                                 (212) 929-5500

                                       or

                         Call Toll Free: (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                               J.P. MORGAN & CO.
                                 60 Wall Street
                               New York, NY 10260

                                 (212) 648-7957

                                       or

                         Call Toll Free: (800) 576-8401